UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 29, 2008

Date of reporting period:	February 29, 2008

ITEM 1.  REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

April 21, 2008

To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 29, 2008.

The Net Asset Value per share (“NAV”) of the Fund decreased by 19.8% and the closing market price of the Fund decreased 30.9% for the year after giving effect for the reinvestment of income dividends and long term distributions.  The closing market price of the Fund on February 29, 2008, on the New York Stock Exchange was $8.97 representing a discount of 5.2% to the NAV of $9.46.  The net assets of the Fund totaled $200,924,245 on February 29, 2008.

The Fund’s benchmark—the Russell/Nomura Small Cap™ Index—decreased by 17.4% in United States (U.S.) dollar terms.  The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 14.1% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, decreased by 12.1% in U.S. dollar terms for the year ended February 29, 2008.  The Japanese yen (“Yen”) appreciated by 11.9% against the U.S. dollar during the year.

During the year ended February 29, 2008, the Fund underperformed the Russell/Nomura Small Cap™ Index by 2.5%.

The Portfolio

Equity holdings represented 99.2% of the Fund’s net assets at February 29, 2008.  The Fund was diversified into 120 issues, of which 100 were TSE First Section stocks, 10 were TSE Second Section stocks, 9 were JASDAQ stocks and one was other smaller capitalization stocks, comprising 83.2%, 8.0%, 7.8% and 0.2%, respectively, of net assets on February 29, 2008.

Performance

In terms of the sector allocation strategy, the underweight positions in Other Banks and Finance and Real Estate sectors produced the largest positive contributions.  However, the underweight position in the Foods and the overweight position in the Services sector had a negative impact.  All together, the sector allocation strategy results were slightly negative.

Stock attribution analysis shows that some holdings in the Transportation sector, contributed to the relative performance.  The corporate scandals in such companies as Nichias Corporation and Suruga Corporation caused steep stock declines and had a significant negative impact to the portfolio.

Consequently, the overall stock selection result was negative.

Market Review

The Russell/Nomura Small Cap™ Index declined by 26.8% in local currency terms during the year ended February 29, 2008.  Meanwhile, the broad Japanese stock market (TOPIX) declined by 23.9% and outperformed the smaller capitalization stocks.  In face of growing concern on global economic growth followed by the credit market turmoil, investors all over the world became risk-averse and shifted away from riskier assets.  The stagnant political situation, especially after the defeat of LDP in the upper- election in late July 2007, could be another reason for the steep decline of Japanese stock markets.

The Tokyo stock market remained almost unchanged until the end of June.  Global liquidity conditions and steady growth in the world economy helped to lift stock prices worldwide, Japan included, during this period.  Meanwhile, despite the sharp rally in the global stock market, several local factors seemed to have drained investor sentiment and limited the upside for Japanese stocks, causing them to lag behind their major global peers.  After April, there had been indications that near-term domestic macroeconomic growth conditions were leveling off, while corporate earnings forecasts for FY2007 were generally weaker than the consensus estimates.  Net purchases by overseas investors had continued on the back of the Tokyo market’s lagging performance over the past six months, and this provided some support; although net sales by individuals and domestic institutional investors had exerted downward pressure.

However, the Japanese stock market decreased by more than 19% in the second half of 2007 amid deepening concerns about the extent of the crisis in the subprime lending business in the U.S. Announcements of monetary policy support from the European Central Bank and the Federal Reserve, including several cuts in U.S. interest rates, succeeded in restoring some confidence among investors and provided solid support for the global market.  This helped the Tokyo market to recover some of the earlier losses.  Nevertheless, a slow recovery in domestic macroeconomic conditions has limited the upside for Japanese stocks, causing them to underperform the other major markets.  Macroeconomic announcements were especially discouraging in December as they hinted at a period of stagflation for the global economy—a combination of rising prices and weak final demand.  While overseas investors remained net buyers throughout the period, domestic investors showed little interest in small capitalization stocks.

The downward trend in the Japanese small capitalization market continued in 2008.  Much of the decline could be explained by external events, such as losses by leading financial institutions in the U.S. and Europe relating to subprime loans and credit derivatives, fueling fears of even more damaging losses to come.  Although it is compelling to blame external events and the global sell-off for Japan's poor market performance, the absence of support from domestic factors was also disappointing, especially given that Japanese financial institutions have limited exposure to subprime related securities.  The additional headwind of a sharp appreciation in the Japanese yen against the U.S. dollar also weighed on the performance of the Tokyo market.

Outlook and Future Strategy

Global fragile investor sentiment is likely to ensure that the Japanese stock market remains generally range-bound for some time.  In international markets, it seems as if there is a fine balance between the housing and credit market troubles emanating from the United States and the monetary and fiscal policy response.  Interest rate and tax cuts, together with rescue plans for the monoline credit insurers, have failed to lift the stock market, as economic numbers remained generally weak and were pointing to a possible recession in the U.S.  Tightening of lending standards by commercial banks and the resulting private sector credit crunch in the U.S. and elsewhere will tend to delay any economic recovery there.  Despite the resilient growth in Asia and other emerging regions, it is sure to have an impact on Japanese exports, and is reflected in the GDP growth forecast of 1.7% for FY2008, which is close to the economy's potential growth rate.

Demand from Asia and the domestic market is still providing support for Japan's capital machinery producers, but the current high level of domestic capital spending is likely to ease during the next fiscal year.  The consumer side of the economy still faces sluggish demand growth despite reasonably buoyant job market conditions, although growing inflationary pressures could see purchasing decisions being brought forward for some items.  Meanwhile, housing and construction companies are seeing a technical rebound in activity following the tightening of building standards regulations last year, and there could be a steady recovery going forward as the backlog of construction approvals clears and activity returns to normal.

Corporate earnings present a mixed picture at the moment, and the outlook is not likely to become any more transparent until the results announcement season gains momentum in April/ May.  Although the consensus corporate profit figures still point to growth of 6% or 7% for the fiscal year 2008 (ending March 2009), deteriorating terms of trade and the stronger Japanese yen could result in a negative earnings growth rate for the same period.  While it appears that the stock market has already priced in this negative development to some extent, conservative earnings guidance by corporations could further weigh on the share price.  The current market PER of 14 based on expectations of a positive growth rate is reasonable, if not particularly undervalued, and this could help to limit the downside risk for Japanese stock prices over the next few months.

The Fund considers this investment environment when making stock selection decisions, and intend to maintain its emphasis on stocks that can demonstrate relatively steady earnings growth, but that have remained under-valued so far.

On a personal note, John F. Wallace, who served as a Director of the Fund since its inception, passed away in October 2007.  The Board of Directors expresses its condolences to Mr. Wallace’s family and greatly appreciates all the valuable contributions made by Mr. Wallace on behalf of the Fund and its stockholders.

Securities Lending Program

The shareholders of the Fund previously approved the amendment of one of the Fund’s fundamental investment restrictions so that the Fund would be authorized to lend its securities as part of a securities lending program.  In this type of program, the Fund would seek to increase its investment income by lending its securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund.

The Board of Directors has authorized the Fund to engage in a securities lending program and has approved the selection of Brown Brothers Harriman & Co. as the Fund’s securities lending agent to administer the Fund’s participation in this program.  As part of the program, borrowers will be required to pledge cash collateral (or other high quality collateral) to the Fund in an amount at least equal to 100% of the market value of the securities loaned.

While the Fund expects to benefit from securities lending by increasing its investment income, there are certain risks and special considerations involved in these transactions.  For example, there is borrower default risk, cash collateral investment risk and security return risk (e.g., where the Fund is unable to recall a security to exercise voting rights).

As a result of securities lending transactions, the Fund will acquire collateral from borrowers as described above.  The Fund expects to invest this collateral in short-term money market instruments or a money market fund and not in Japanese equity securities since the Fund will be required to return the collateral promptly on termination of a particular loan.

The collateral will be considered part of the Fund’s total assets while it is held by the Fund.  However, since the collateral will not be available for investment in Japanese equity securities in accordance with the Fund’s investment policies, the Fund will exclude the collateral from the Fund’s total assets for purposes of the Fund’s investment policy that it invest at least 80% of its total assets in equity securities of smaller capitalization Japanese companies.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Shigeru Shinohara
Shigeru Shinohara
President

BENCHMARK

        The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index.  Currently, there are 1,300 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

        A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

        The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION

        In November 2007, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

        The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

INTERNET WEBSITE

        Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.  The Internet web address is www.nomura.com.  We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—FEBRUARY 29, 2008

KEY STATISTICS
Net assets	$200,924,245
Net Asset Value per Share	$9.46
Closing NYSE Market Price	$8.97
Percentage Change in Net Asset Value per Share*†	(19.8%)
Percentage Change in NYSE Market Price*†	(30.9%)

Market Indices
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	(26.8%)	(17.4%)
TOPIX	(23.9%)	(14.1%)
Nikkei Average	(22.7%)	(12.1%)

*	From March 1, 2007 through February 29, 2008
†	Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term capital gain distributions.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	83.2%
TSE Second Section Stocks	8.0
JASDAQ Stocks	7.8
Other Smaller Capitalization Stocks	0.2
Cash and Cash Equivalents	1.2
Total Investments	100.4
Liabilities in Excess of Other Assets, Net	(0.4)
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Services	12.7	Wholesale	3.2
Miscellaneous Manufacturing	11.2	Information and Software	2.9
Automotive Equipment and Parts	10.6	Food Manufacturing	2.6
Machinery and Machine Tools	9.4	Iron and Steel	2.3
Banks and Finance	9.2	Electric	2.1
Retail	7.7	Oil and Gas	1.3
Chemicals and Pharmaceuticals	6.4	Textiles and Apparel	1.2
Electronics	5.9	Transportation	1.1
Real Estate and Warehouse	4.5	Restaurants	1.1
Telecommunications	3.8

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
Security	Market Value	% of Net Assets
Futaba Industrial Co., Ltd.	$6,834,907	3.4
Jupiter Telecommunications Co., Ltd.	6,657,791	3.3
Tokai Rubber Industries, Ltd.	5,898,169	2.9
Aeon Delight Co., Ltd.	5,624,981	2.8
Hisamitsu Pharmaceutical Co., Inc.	4,500,096	2.2
Kansai Urban Banking Corporation	4,137,498	2.1
Disco Corporation	3,533,506	1.8
Eagle Industry Co., Ltd.	3,463,827	1.7
Mirai Co., Ltd.	3,299,904	1.6
Magase & Company, Ltd.	3,286,183	1.6

JAPAN SMALLER CAPITALIZATION FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and Board of Directors of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 29, 2008, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for the period ended February 29, 2004 was audited by other auditors whose report, dated April 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly we express no such opinion.  An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 29, 2008 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets, for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York April 21, 2008

SCHEDULE OF INVESTMENTS*
FEBRUARY 29, 2008

	Shares	Cost	Market Value	% of Net Assets
EQUITY SECURITIES

Automotive Equipment and Parts
Eagle Industry Co., Ltd. Valves and mechanical seals	380,000	$3,921,447	$3,463,827	1.7
EXEDY Corporation Drivetrain products	105,700	2,752,633	3,204,874	1.6
Futaba Industrial Co., Ltd. Exhause system parts	278,800	6,602,928	6,834,907	3.4
Koito Manufacturing Co., Ltd. Lighting equipment	189,000	2,243,694	2,518,912	1.3
Musashi Seimitsu Industry Co., Ltd. Ball joints, camshafts, and gears	67,200	1,855,917	1,405,642	0.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-- Continued

FEBRUARY 29, 2008

	Shares	Cost	Market Value	% of Net Assets
Nittan Valve Co., Ltd. Engine valves	344,800	$ 2,948,998	$1,852,696	0.9
Press Kogyo Co., Ltd. Frames and axle units	391,000	1,856,363	1,560,699	0.8
Tokai Rika Co., Ltd. Electronic parts	15,000	378,169	437,536	0.2
TS Tech Co., Ltd. Automobile seats and accessories	1,900	88,387	72,558	0.0
Total Automotive Equipment and Parts		22,648,536	21,351,651	10.6

Banks and Finance
The Aichi Bank, Ltd. General banking services	22,400	2,188,303	1,779,620	0.9
Aizawa Securities Co., Ltd. Financial services	142,900	1,479,974	822,683	0.4
The Bank of Iwate, Ltd. General banking services	21,900	1,276,298	1,357,455	0.7
The Hachijuni Bank, Ltd. General banking services	430,000	3,145,867	2,859,240	1.4
Iwai Securities Co., Ltd. Financial services	151,300	3,806,363	1,935,165	1.0
Kansai Urban Banking Corporation General banking services	1,391,000	5,424,691	4,137,498	2.1
The Mie Bank, Ltd. General banking services	399,000	1,985,668	1,963,990	1.0
The Musashino Bank, Ltd. Regional Bank	17,000	699,838	699,770	0.3
The San-in Godo Bank, Ltd. General banking services	196,000	1,799,330	1,600,422	0.8
Sapporo Hokuyo Holdings, Inc. General banking services	53	491,779	418,528	0.2
The Tokyo Tomin Bank, Limited General banking services	35,500	809,339	807,283	0.4
Total Banks and Finance		23,107,450	18,381,654	9.2

Chemicals and Pharmaceuticals

Adeka Corporation Resin products	198,500	1,941,595	2,015,093	1.0
Air Water Inc. Industrial gases	39,000	407,860	412,003	0.2
Denki Kagaku Kogyo Kabushiki Kaisha Chemical manufacturer	144,000	631,787	487,737	0.3

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-- Continued

FEBRUARY 29, 2008

	Shares	Cost	Market Value	% of Net Assets
Hisamitsu Pharmaceutical Co., Inc. Salonpas brand pharmaceuticals	140,000	$3,891,809	$4,500,096	2.2
Koatsu Gas Kogyo Co., Ltd. High-pressured gases and chemicals	133,000	790,028	802,696	0.4
The Nippon Synthetic Chemical Industry Co. Ltd. Fine chemicals	44,000	201,258	265,554	0.1
Rhoto Pharmaceuticals Co., Ltd. Pharmaceuticals manufacturer	102,000	1,176,267	1,224,352	0.6
Sakata Inx Corporation Printing inks	164,000	919,236	758,472	0.4
Taiyo Ink Mfg. Co., Ltd. Resist inks for printed circuit boards	47,400	1,344,193	1,159,758	0.6
Towa Pharmaceutical Co., Ltd. Generic medicine	27,100	1,005,892	1,253,330	0.6
Total Chemicals and Pharmaceuticals		12,309,925	12,879,091	6.4

Electric
Mirai Co., Ltd. Plastic molded electric materials	270,800	2,587,853	3,299,904	1.6
SMK Corporation Switches and connectors	163,000	1,135,763	975,936	0.5
Total Electric		3,723,616	4,275,840	2.1

Electronics
Daishinku Corp. Monolithic crystal filters	448,000	2,698,840	2,020,342	1.0
Enplas Corporation Electronic plastic products	131,900	2,021,930	1,433,916	0.7
Espec Corp. Meteorological testing devices	72,000	920,553	644,560	0.4
Hamamatsu Photonics K.K. Semiconductors	51,200	1,589,164	1,567,146	0.8
Iriso Electronics Co., Ltd. Electronic connectors	23,300	808,707	407,336	0.2
Kanaden Corporation Components and devices	29,000	186,384	155,824	0.1
Macnica, Inc. Semiconductors	85,800	2,507,776	1,228,302	0.6
Roland Corporation Keyboards and synthesizers	70,700	1,673,836	1,472,069	0.7
Sanshin Electronics Co., Ltd. Semiconductors	169,300	2,162,564	1,952,587	1.0

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-- Continued

FEBRUARY 29, 2008

	Shares	Cost	Market Value	% of Net Assets
Tomen Devices Corporation Semiconductors	59,400	$1,239,207	$887,409	0.4
Total Electronics		15,808,961	11,769,491	5.9

Food Manufacturing
DyDo Drinco, Inc. Coffee, green tea and other beverages	25,500	982,087	1,037,421	0.5
Ozeki Co., Ltd. Supermarket chain	97,300	2,569,031	2,660,766	1.3
Toyo Suisan Kaisha, Ltd. Fisheries	94,000	1,501,593	1,531,491	0.8
Total Food Manufacturing		5,052,711	5,229,678	2.6

Information and Software
Fujitsu Business Systems, Ltd. Business systems network	87,900	1,417,867	996,908	0.5
Sorun Corporation Computer software development	323,400	2,793,224	1,868,037	0.9
SRA Holdings, Inc. Business application software	176,700	2,402,166	2,929,741	1.5
Total Information and Software		6,613,257	5,794,686	2.9

Iron and Steel
Hanwa Co., Ltd. Steel imports/exports	512,000	2,256,555	2,407,216	1.2
Neturen Co., Ltd. Induction hardening equipment	59,300	598,098	626,457	0.3
Osaka Steel Co., Ltd. Electric furnace steelmaker	117,700	2,111,085	1,637,546	0.8
Total Iron and Steel		4,965,738	4,671,219	2.3

Machinery and Machine Tools
Disco Corporation Cutting and grinding industrial machinery	73,800	4,679,353	3,533,506	1.8
Hitachi Construction Machinery Co., Ltd. Construction machinery	59,200	1,551,251	1,664,325	0.8
Kato Works Co., Ltd. Construction and industrial machinery	331,000	1,357,892	1,324,381	0.7
Makino Milling Machine Co., Ltd. Industrial machinery	252,000	2,919,748	1,842,487	0.9
NS Tool Co., Ltd. Industrial cutting tools	7,300	390,403	273,873	0.1
O-M Ltd. Automatic packaging equipment	265,000	1,340,201	2,130,781	1.1

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-- Continued

FEBRUARY 29, 2008

	Shares	Cost	Market Value	% of Net Assets
Sanyo Denki Co., Ltd. Small precision motors	228,000	$1,714,117	$1,015,083	0.4
Sasebo Heavy Industries Co., Ltd. Shipbuilding	223,000	956,136	915,794	0.4
Senshu Electric Co., Ltd. Electric wire and cables	24,100	645,303	407,910	0.2
Taiho Kogyo Co., Ltd. Metal forgings	133,000	1,883,247	1,727,979	0.9
Yamatake Corporation Industrial automation equipment	78,700	1,948,938	2,023,757	1.0
Yuken Kogyo Co., Ltd. Hydraulic equipment	626,000	2,226,520	2,108,290	1.1
Total Machinery and Machine Tools		21,613,109	18,968,166	9.4

Miscellaneous Manufacturing
Alfresa Holdings Corporation Medical related products	14,200	942,250	995,989	0.5
Dainichi Co., Ltd. Oil heating equipment	87,800	827,223	444,813	0.2
Fujikura, Ltd. Wires and cables	385,000	2,610,849	1,932,018	1.0
Fujikura Rubber, Ltd. Rubber products	23,300	174,808	104,629	0.1
Fujimi Incorporated Silicon wafer polishing materials	107,900	2,450,235	1,427,692	0.7
Furuno Electric Co., Ltd. Marine equipment	161,800	2,174,521	2,092,750	1.0
Japan Digital Laboratory Co., Ltd. Computers for accounting and financial use	86,500	1,097,518	1,116,316	0.7
Kansai Paint Co., Ltd. Paint	59,000	380,119	430,810	0.2
The Kinki Sharyo Co., Ltd. Passenger trains	451,000	2,063,864	1,484,293	0.7
Mani, Inc. Medical goods and equipment	29,100	1,279,364	1,870,754	0.9
Sanyo Special Steel Co., Ltd. Specialty steel products	430,000	3,034,223	2,657,072	1.3
Takiron Co., Ltd. Construction materials	17,000	60,289	40,779	0.0
Tokai Rubber Industries, Ltd. Rubber and plastic products	371,200	5,876,938	5,898,169	2.9

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-- Continued

FEBRUARY 29, 2008

	Shares	Cost	Market Value	% of Net Assets
Ushio Inc. Lighting equipment	90,500	$1,844,066	$1,910,382	1.0
Total Miscellaneous Manufacturing		24,816,267	22,406,466	11.2

Oil and Gas
AOC Holdings, Inc. Refines crude oil, natural gas and minerals	253,900	3,920,138	2,679,812	1.3

Real Estate and Warehouse
Daibiru Corporation Leases office buildings, apartments and hotels	314,470	3,139,610	2,986,528	1.5
Sanyo Housing Nagoya Co., Ltd. Interior and exterior design	364	532,207	377,202	0.2
Sekisui Chemical Co., Ltd. Prefabricated residential housing	399,000	2,667,094	2,825,389	1.4
Suruga Corporation Multi-unit commercial and residential building	253,800	5,703,228	2,883,316	1.4
Total Real Estate and Warehouse		12,042,139	9,072,435	4.5

Restaurants
Hiday Hidaka Corp. Chinese restaurant chain	223,500	1,994,143	2,172,381	1.1

Retail
Cawachi Limited Drug store chain	58,500	1,611,127	1,532,383	0.8
Felissimo Corporation Catalog shopping	96,600	2,386,780	1,501,554	0.8
IK Co., Ltd. Used motorcycles dealer	983	1,209,688	990,357	0.4
Nishimatsuya Chain Co., Ltd. Apparel chain	160,400	2,006,366	1,548,286	0.8
Seijo Corporation Drug store chain	53,300	1,228,553	1,076,535	0.4

Shimamura Co., Ltd.	40,800	3,930,038	2,990,904	1.5
United Arrows Ltd. Casual apparel	176,900	2,178,941	1,407,121	0.7
Village Vanguard Co., Ltd. Books, cd’s, videos and office supplies	452	2,484,059	2,302,936	1.2
Yaoko Co., Ltd. Supermarkets	76,000	1,580,556	2,140,280	1.1
Total Retail		18,886,108	15,490,356	7.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-- Continued

FEBRUARY 29, 2008

	Shares	Cost	Market Value	% of Net Assets
Services
Aeon Delight Co., Ltd. Building management	268,300	$2,975,002	$5,624,981	2.8
Asahi Net, Inc. Internet access	199,000	654,291	527,001	0.2
Chintai Corporation Real estate information magazines	1,415	1,188,485	513,212	0.2
DTS Corporation System and network engineering	65,900	1,150,743	1,114,774	0.6
Fuyo General Lease Co., Ltd. Machinery leasing	39,500	1,135,543	1,193,869	0.6
H.I.S. Co., Ltd. Travel agency	23,300	405,880	393,475	0.2
Human Holdings Co., Ltd. Exam preparation classes	465	775,493	188,061	0.1
Maeda Corporation General contractor	293,000	1,351,304	947,429	0.5
Meiko Network Japan Co., Ltd. Private schools and academic tutoring	533,300	3,035,543	2,819,500	1.4
Moshi Moshi Hotline, Inc. Marketing	49,300	1,274,649	1,362,349	0.7
Nippo Corporation Heavy construction	362,000	2,842,972	2,400,134	1.2
Nissay Dowa General Insurance Company, Limited Automobile, fire, accident, and marine insurance	260,000	1,519,659	1,439,455	0.7
OBIC Co., Ltd. Computer system integration	5,130	954,179	957,876	0.5
Relo Holdings, Inc. Housing maintenance	53,100	1,081,267	782,081	0.3
Tempstaff Co., Ltd. Employment and outsourcing	1,369	2,081,883	1,747,045	0.9
Totetsu Kogyo Co., Ltd. Civil engineering work	86,000	555,607	472,827	0.2
Yahagi Construction Co., Ltd. General contractor	540,000	3,175,552	2,103,627	1.1
Yoshimoto Kogyo Co., Ltd. Television and radio producer	79,900	1,205,968	992,808	0.5
Total Services		27,364,020	25,580,504	12.7

Telecommunications
Daimei Telecom Engineering Corp. Wire installations and related works	120,000	1,297,772	974,093	0.5

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*-- Continued

FEBRUARY 29, 2008

	Shares	Cost	Market Value	% of Net Assets
Jupiter Telecommunications Co., Ltd.† Cable television broadcasting	7,930	$5,969,198	$6,657,791	3.3
Total Telecommunications		7,266,970	7,631,884	3.8

Textiles and Apparel
Workman Co., Ltd. Uniforms	181,900	1,970,079	2,286,404	1.2

Transportation
Alps Logistics Co., Ltd. Trucking	108,500	1,178,303	983,808	0.5
Iino Kaiun Kaisha, Ltd. Oil tankers	107,100	967,122	988,584	0.5
Senko Co., Ltd. Trucking and warehousing	66,000	216,043	224,813	0.1
Total Transportation		2,361,468	2,197,205	1.1

Wholesale
Kondotec, Inc. Construction materials	244,500	1,949,575	1,419,329	0.7
Nagase & Company, Ltd. Dyestuff	318,000	4,037,450	3,286,183	1.6

Ryoden Trading Company, Ltd.	242,000	1,814,081	1,660,238	0.8
Electronic components
Valor Co., Ltd. General foods	9,800	126,104	103,811	0.1
Total Wholesale		7,927,210	6,469,561	3.2
TOTAL INVESTMENTS IN EQUITY SECURITIES		$224,391,845	$199,308,484	99.2

INVESTMENTS IN FOREIGN CURRENCY	Principal Amount	Cost	Market Value	% of Net Assets
Hong Kong Shanghai Bank – Tokyo Non-interest bearing account	JPY 261,121,397	$2,451,821	$2,505,483	1.2
TOTAL INVESTMENTS IN FOREIGN CURRENCY		2,451,821	2,505,483	1.2
TOTAL INVESTMENTS		$226,843,666	$201,813,967	100.4
LIABILITIES IN EXCESS OF OTHER ASSETS LESS, NET			(889,722)	(0.4)
			$200,924,245	100.0

*	The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†	Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 29, 2008.

Japanese Yen                                JPY           ¥ 104.22 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF ASSETS AND LIABILITIES

FEBRUARY 29, 2008

ASSETS:
Investments in securities, at market value (cost - $224,391,845)	$199,308,484
Investments in foreign currency, at market value (cost - $2,451,821)	2,505,483
Receivable for investments sold	3,997,521
Receivable for dividends and interest, net of withholding taxes	256,234
Prepaid expenses	27,387
Cash or cash equivalents	360,776
Total Assets	206,455,885

LIABILITIES:
Payable for investments purchased	5,105,634
Accrued management fee	153,913
Other accrued expenses	272,093
Total Liabilities	5,531,640

NET ASSETS:
Capital stock (par value of 21,242,170 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	2,124,217
Paid-in Capital	236,536,143
Accumulated net realized loss on investments and foreign currency transactions	(12,719,128)
Unrealized net depreciation on investments and foreign exchange	(25,016,987)
Net Assets	$200,924,245
Net asset value per share	$9.46

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2008

INCOME:
Dividend income (net of $211,742 of withholding taxes)	$2,813,155
Interest income	16,355
Total Income		$2,829,510

EXPENSES
Management fees	2,147,666
Custodian fees	360,405
Legal fees	164,145
Directors’ fees and expenses	100,532
Auditing and tax reporting fees	92,670
Shareholder reports	63,129
Annual meeting expenses	32,208
Registration fees	25,277
Miscellaneous fees	15,006
Transfer agency fees	13,176
Insurance	7,000
Total Expenses		3,021,214
INVESTMENT LOSS – NET		(191,704)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments		(9,013,036)
Net realized gain on foreign exchange		199,083
Net realized loss on investments and foreign exchange		(8,813,953)
Change in net unrealized appreciation on translation of foreign currency and other assets and liabilities denominated in foreign currency		29,384,681
Change in net unrealized depreciation on investments		(69,984,171)
Net realized and unrealized loss on investments and foreign exchange		(49,413,443)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(49,605,147)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended
	February 29, 2008	February 28, 2007
FROM INVESTMENT ACTIVITIES:
Net investment loss	$(191,704)	$(536,696)
Net realized gain (loss) on investments	(9,013,036)	13,228,041
Net realized gain (loss) on foreign exchange	199,083	(109,655)
Change in net unrealized depreciation on investments and foreign exchange	(40,599,490)	(50,309,049)
Decrease in net assets derived from investment activities and net decrease in net assets	(49,605,147)	(37,727,359)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of (0 an 113,658 shares, respectively)	0	1,432,387
Increase in net assets derived from capital share transactions	0	1,432,387

FROM DISTRIBUTIONS TO SHAREHOLDERS:
From net capital gains	0	(35,126,187)
Net investment income ($0.0035 and $0 per shares, respectively)	(74,348)	0
Decrease in net assets	(74,348)	(35,126,187)

NET ASSETS:
Beginning of year	250,603,740	322,024,899
End of year	$200,924,245	$250,603,740

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 29, 2008

1.           Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price.  Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions — Transactions denominated in Yen are recorded in the Fund’s records at the current prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the year.  The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at February 29, 2008 on investments and other assets and liabilities.  Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on the first in first out basis.

Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (7% effective 1/1/04 to 12/31/08) and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.

At February 29, 2008 the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other loss deferrals	($12,676,896)
Unrealized depreciation on investments	($25,059,220)
Total accumulated deficit	($37,736,116)

The tax character of distributions paid during the fiscal years ended February 29, 2008 and February 28, 2007 were as follows:

	February-08	February-07
Ordinary Income	$ 74,348	$ 1,127,165
Capital Gains	$ 0	$33,999,022

In accordance with U.S. Treasury regulations, the Fund has elected to defer $3,948,587 of net realized capital losses arising after October 31, 2007.  Such losses are treated for tax purposes as arising on March 1, 2008.  The Fund has a capital loss carryfoward as of February 29, 2008 of approximately $8,728,309 all of which expires on February 28, 2016.

(e) Capital Account Reclassification — For the year ended February 29, 2008, the Fund’s accumulated net investment loss was decreased by $348,878, the accumulated net realized loss was increased by $199,083 and paid in capital was decreased by $149,795.  These differences were primarily due to the result of the reclassification of foreign currency gains, taxable overdistributions and the net operating losses.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States.  In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

2.           Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, .60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and ..50% of the Fund’s average weekly net assets in excess of $425 million.  Under the Management Agreement, the Fund accrued fees to the Manager of $2,147,666 for the year ended February 29, 2008. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $957,194 for the year ended February 29, 2008.  At February 29, 2008, the fee payable to the Manager, by the Fund, was $153,913.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) earned no commissions on the execution of portfolio security transactions for the year ended February 29, 2008.  The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director’s actual expenses related to attendance at meetings.  Mr. Barker who had been designated by the Directors not affiliated with the Manager to serve as Lead Director, is paid an additional annual fee of $5,000.  Such fees and expenses for unaffiliated Directors aggregated $100,532 for the year ended February 29, 2008.

3.           Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 29, 2008 were $116,026,621 and $115,741,075, respectively.

As of February 29, 2008, net unrealized depreciation on investments, exclusive of investments in foreign currency for Federal income tax purposes was $25,125,593 of which $9,953,505 related to appreciated securities and $35,079,098 related to depreciated securities.  The aggregate cost of investments, exclusive of investments in foreign currencies of $2,451,821, at February 29, 2008 for Federal income tax purposes was $224,434,077.

4.           Rights Offering

The Fund issued to its shareholders of record as of the close of business on November 21, 2005 transferable Rights to subscribe for up to an aggregate of 5,282,128 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”).  During December 2005, the Fund issued a total of 5,282,128 shares of Common Stock on exercise of such Rights at the subscription price of $13.98 per share, compared to a net asset value per share of $15.09 and a market value per share of $15.51.  A sales load of 3.75% was included in the subscription price.  Offering costs of approximately $650,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5.           Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  The Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2005-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”).  FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.  The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the year.

	For the Year Ended
	February 29, 2008	February 28,			February 29, 2004
		2007	2006	2005
Net asset value, beginning of year	$11.80	$15.24	$11.59	$9.40	$5.74
Net investment loss@	(0.01)	(0.03)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.33)	(1.75)	4.14	2.25	3.69
Total from investment operations	(2.34)	(1.78)	4.09	2.19	3.66
Distributions from net capital gains	0.00	(1.66)	0.00	0.00	0.00
Fund Share Transactions
Dilutive effect of Rights Offering*	-	-	(0.22)	-	-
Offering costs charged to paid-in capital in excess of par	-	-	(0.22)	-	-
Total Fund share transactions	-	-	(0.44)	-	-
Net asset value, end of year	$9.46	$11.80	$15.24	$11.59	$9.40
Market value, end of year	$8.97	$12.98	$15.75	$12.20	$10.79
Total investment return†	(30.9%)	(6.4%)	29.1%	13.1%	69.1%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$200,924	$250,604	$322,025	$183,717	$149,012
Operating expenses	1.31%	1.32%	1.32%	1.54%	1.47%
Net investment loss	(0.08%)	(0.19%)	(0.37%)	(0.57%)	(0.41%)
Portfolio turnover	51%	86%	81%	86%	28%

†
Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.

@	Based on average shares outstanding.
*	Decrease is due to the Rights Offering (see note 4).

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2007 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on November 8, 2007.  The purpose of the meeting was (1) to elect one Class I Director to serve for a term to expire in 2010 and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, William G. Barker, Jr. received a majority of the votes cast for the election of a director.  Accordingly, he was elected to a new three-year term.  The results of the voting at the Annual Meeting were as follows:

1.           To elect the Fund’s Class I Director:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares
William G. Barker, Jr.	15,459,259	72.8	990,051	4.6

INTERESTED DIRECTOR

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen*	Other Public Directorships Held by the Director
Shigeru Shinohara (45)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director	President and Director since June 2007
President of Nomura Asset Management U.S.A. Inc. since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None

*
Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with Nomura Asset Management Co., Ltd. (“NAM”) and its affiliates. Mr. Shinohara is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

JAPAN SMALLER CAPITALIZATION FUND, INC.

INDEPENDENT DIRECTORS

Set forth below is biographical and other information concerning each of the Fund’s directors who are not “interested persons” of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen By Director	Other Directorships Held by Director
William G. Barker, Jr. (75) 111 Parsonage Road Greenwich, Connecticut 06830	Class I Director	Director since 1993	Retired	2 registered investment companies consisting of 2 portfolios	None

Rodney A. Buck (60) 1857 West County Road Calais, VT 05648	Class III Director	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (50) 67 Glen Eagle Drive Watchung, NJ 07060	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None

Chor Weng Tan (71) 6245 Paseo Privado Carlsbad, California 92009	Class II Director	Director since 1990	Retired since 2004; Managing Director for Education, the American Society of Mechanical Engineers from 1991 to 2004.	2 registered investment companies consisting of 2 portfolios	None

*	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barker, Buck, Chemidlin, and Tan are members of these Committees. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

JAPAN SMALLER CAPITALIZATION FUND, INC.

During the fiscal year ended February 29, 2008, the Board of Directors held twelve meetings, the Audit Committee held two meetings and the Nominating Committee held two meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Shigeru Shinohara (45)	President and Class II Director	President since 2007
President of Nomura Asset Management U.S.A. Inc. since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (60)	Vice President	Vice President since 2001	Managing Director and Secretary of NAM-U.S.A. since 1999.
Jun Arima (47)	Vice President	Vice President since 2007	Senior Director of NAM-U.S.A. since 2006; General Manager DLIBJ Asset Management Co., Ltd. from 2004 to 2006; Executive Vice President of DLIBJ Asset Management U.S.A. Inc. from 2002 to 2004.
Rita Chopra-Brathwaite (38)	Treasurer	Treasurer since 2002	Senior Vice President of NAM-U.S.A. since 2007; Vice President of NAM-U.S.A. from 2001 to 2007.
Neil Daniele (47)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Managing Director and Chief Compliance Officer of NAM-U.S.A. since 2007; Senior Vice President of NAM-U.S.A. from 2002 to 2007; Vice President and Compliance Officer of Munich Re Capital Management Corp. (asset management firm) from 2001 to 2002.

*	The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**	Elected by and serves at the pleasure of the Board of Directors.

JAPAN SMALLER CAPITALIZATION FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (‘‘NAV’’). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives.  The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

TAX INFORMATION (Unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for their fiscal year ended February 29, 2008 is $211,742. The foreign source income for information reporting purposes is $3,024,897.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January, 2009.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 29, 2008, the Fund issued no new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.  All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

JAPAN SMALLER CAPITALIZATION FUND, INC.

BOARD REVIEW OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”). The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements.  The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on November 8, 2007. Previously, on August 16, 2007, the Board approved the continuance of the Agreements for an interim period of three months. At that time, the Board requested the Manager to consider possible reductions in the fee schedules in the Agreements and to provide a report to the Board prior to the Board meeting scheduled to be held in November 2007.

In connection with their deliberations on November 8, 2007, and at separate meetings held on July 17, 2007, July 25, 2007 and August 16, 2007, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, and (iii) the profitability of the Agreements to the Manager and the Investment Adviser. The Independent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by independent counsel in considering these materials and the continuance of the Agreements.

In approving the continuance of the Agreements at the meeting held on November 8, 2007, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser.  These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

Investment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. The Manager also provided the Directors with comparative performance information that they requested. Such information indicated that the Fund outperformed its benchmark index for the period since inception of the Fund but underperformed the benchmark for the most recent and several longer term periods. The Manager and the Investment Adviser attributed the negative performance differential primarily to the Investment Adviser’s investment process that focuses on long-term prospects for higher quality smaller capitalization companies that was reflected in the information provided to the Board.

In response to requests for additional information by the Independent Directors, the Board received data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese stocks.

After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund’s performance supported the continuance of the Agreements.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board compared the advisory arrangements and fees for these two companies. The Board recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these advisers. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to allocate expenses for purposes of the profitability analysis. In addition, as described above, at its August 2007 meeting the Board requested that the Manager consider possible reductions in the fee schedules in the Agreements. Prior to the November 8, 2007 Board meeting, the Manager provided a written response to the Board reviewing the profitability of the Agreements to the Manager and the Investment Adviser and setting forth its position that reductions in the fee schedules were not appropriate at that time.

After reviewing the information described above, the Independent Directors concluded that the management fee charged to the Fund was reasonable and that the costs of the services provided pursuant to the Agreements and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.

Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Board noted that the management agreement presently contained six breakpoints, with the first breakpoint starting with asset levels above $50 million and the last breakpoint applicable to net assets in excess of $425 million. The Independent Directors also noted that the current schedule had become effective on January 1, 2007. The Fund had net assets of approximately $224.6 million as of November 8, 2007. The Independent Directors recognized that the existing breakpoints had benefited the Fund over time and determined not to seek further adjustments at the current time.

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements, should be continued through August 31, 2008.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Jun Arima, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihombashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

____________________________
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

JAPAN

Smaller Capitalization

Fund, Inc.

ANNUAL REPORT

FEBRUARY 29, 2008

ITEM 2.  CODE OF ETHICS

(a)
As of February 29, 2008, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)
There were no amendments during the fiscal year ended February 29, 2008 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(c)	Not applicable.
(d)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B.Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

PricewaterhouseCoopers LLP (“PwC”) resigned as the Accountant to the Registrant in November 2004 because PwC had been appointed to provide non-audit services to certain affiliates of NAM-USA that could be viewed as inconsistent with auditor independence with respect to the Registrant. The Registrant’s Board of Directors appointed Ernst & Young LLP (“E&Y”) as the Accountant to the Registrant for the Registrant’s fiscal year ended 10/31/04.

(a) Audit Fees for the Registrant were $71,400* and $68,000* for the fiscal years ended 2/29/08 and 2/28/07, respectively.

(b) Audit-Related Fees for the Registrant were $10,000* and $9,500** for the fiscal years ended 2/29/08 and 2/28/07, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/29/08 and 2/28/07 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/29/08 and 2/28/07, respectively.

(c) Tax Fees for the Registrant were $2,600* and $1,000** for the fiscal years ended 2/29/08 and 2/28/07, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning rendered by E&Y to the Registrant.

There were no other fees billed for tax services by E&Y to service affiliates for the fiscal years ended 2/29/08 and 2/28/07, respectively, that required pre-approval by the Audit Committee.

(d) There were no fees billed for all other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 2/29/08 and 2/28/07, respectively, that required pre-approval by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) Not applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $2.8 million and $2.8million for the fiscal years ended 3/31/07 and 3/31/06, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the E&Y to service affiliates.

(h) Yes.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended.  Currently, Messrs. William G. Barker, Rodney A. Buck, David B. Chemidlin, and Chor Weng Tan are members of the Audit Committee.

(b)	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant's investments in securities of unaffiliated issuers as of 2/29/08 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

NOMURA ASSET MANAGEMENT CO., LTD.
NOMURA ASSET MANAGEMENT U.S.A. INC.
NOMURA ASSET MANAGEMENT U.K. LIMITED
NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
NOMURA ASSET MANAGEMENT HONG KONG LIMITED

May 2005

I.           Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by NOMURA ASSET MANAGEMENT Co., Ltd. and its investment advisory subsidiaries.* These companies are hereinafter collectively referred to as “NOMURA ASSET MANAGEMENT”. The overall objective of NOMURA ASSET MANAGEMENT is to increase the value of its clients’ investments. We recognize that to establish the power to influence management through voting rights is an effective way to achieve such an objective. NOMURA ASSET MANAGEMENT believes the proxy voting right is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best long-term interests of our clients. When we acquire a company’s equity securities, we believe that they are a good investment. We will not acquire equity securities simply to obtain control of an issuer.

II.           Proxy Voting Guidelines

NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below. Where we believe that a specific agenda item is not in shareholders’ interests, NOMURA ASSET MANAGEMENT shall decide either to vote against, or to abstain from voting, on the item.

(1)
Where it is found that the company violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	Where the auditor’s opinion on the company is qualified (for Japanese equity securities).

(3)	Where the company’s disclosure is determined to be inadequate, and therefore, deemed harmful to the shareholders’ interests.

(4)	Where the company continuously reports sluggish business performance, poor investment returns and management’s efforts for improvement are found

* (NOMURA ASSET MANAGEMENT Hong Kong Limited, NOMURA ASSET MANAGEMENT Singapore Limited, NOMURA ASSET MANAGEMENT U.K. Limited, NOMURA ASSET MANAGEMENT U.S.A. Inc.)

inadequate.

(5)	Where the company accumulates a large amount of financial assets, which are not effectively used nor distributed to the shareholders adequately.

(6)	Where the company’s business and financial strategies are deemed to harm shareholders’ interests.

(7)	Where the composition and size of the company’s board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm the shareholders’ interest.

(8)	Shareholder proposals.

(9)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which are likely to harm shareholders’ interest.

III.           Positions on Specific Issues

(1)	Election of Directors

NOMURA ASSET MANAGEMENT votes on the candidates nominated by the issuer’s management when it is determined that such candidates would best serve our clients’ best interests.

The size of the board should be adequate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is ascertained, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully weigh the qualification of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for the outside director.

With respect to proposals that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

Because outside directors of companies that have adopted the committee system play an especially essential role in each of the three committees - nomination, compensation and audit - special consideration should be paid to the directors’ qualifications, such as independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of the director for the office should be judged upon careful review of the assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and to function adequately for that purpose.

Where the company has engaged in a certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such auditor.

It is desirable to ensure that the outside auditors are independent of management. It is undesirable to have the audit committee composed of outside auditors who all lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)   Executive Compensation

NOMURA ASSET MANAGEMENT votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans which are linked to the long-term interest of the company’s shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company’s overall financial condition or that would substantially dilute the interests of shareholders.

When a company’s antisocial activities are found, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine its adequacy.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its amount, are properly set forth for the purpose of promoting the incentives of the executives and employees.  However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

(1)
Distribution policy In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to check whether it is an adequate means for the sake of the company’s long-term capital structure.

(2)
Change in authorized shares An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals will be dealt with on a case-by-case basis.

(3)	Issuance of preferred and other classes of shares NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, it may thwart an increase in shareholders’ value.

(6)	Corporate Restructurings

(1)
Mergers, acquisitions and other corporate restructurings NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructurings on a case-by-case basis by evaluating the financial impact on our clients.

(2)
Anti-takeover measures NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company.  We believe that anti-takeover measures can depress the company’s market value.

However, we may vote for proposals based on individual analysis only when they are found primarily intended to protect shareholder value rather than the management itself.

(7)	Corporate and Social Responsibility

The management of a company is responsible for the firm’s day-to-day business activities. Rather than rendering a judgment on specific social or political matters, NOMURA ASSET MANAGEMENT will, in principle, honor the management’s business judgment on such matters. However, NOMURA ASSET MANAGEMENT may decide to vote on such social or political matters on a case-by-case basis when such matters may have an impact on investment return. In making judgments on such proposals, we pay close attention to individual circumstances in each country.

IV.           Conflicts of Interest

In exercising voting rights, there may arise conflicts of interest (for example, NOMURA ASSET MANAGEMENT may have a business relationship with an issuer whose securities are held in client portfolios and over which we have proxy voting discretion).

When such a conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors. We recognize a necessity of such recommendations by these vendors only when NOMURA ASSET MANAGEMENT generates from its business relationship with an issuer amounts to more than 1 percent of the total revenue of NOMURA ASSET MANAGEMENT, and when the proposal to be voted on may provide an undue enrichment to the director, officer, or another affiliate of such issuer.  Where the revenue from a business relationship with the issuer is more than 0.5 percent of the total revenue of NOMURA ASSET MANAGEMENT, we will closely examine the proposal to see whether there is any potential conflict of interest.

With respect to shares of Nomura Holdings, Inc. that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.

*****************

Principles on Corporate Governance of Portfolio Companies

Purpose of the Principles

1.
For a company to manage its business operations with due consideration for shareholders’ interests and steady long-term earnings, it is crucial the company’s corporate governance functions adequately. As an investment manager, NOMURA ASSET MANAGEMENT has established basic corporate governance principles (described below) that it looks for in portfolio companies. We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe that companies that follow these principles operate their businesses with autonomy in a way that enhances shareholders’ interests/value in the long term. On the other hand, where no continued expansion of shareholder value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will seek to promote investors’ (beneficiaries’) interests by demanding the company take corrective measures.

Ideal Form of Corporate Governance

2.	We believe the following are ideal forms of corporate governance to serve long-term shareholders’ interests:

(1)	The board consists of an adequate number of directors qualified for rendering proper business judgment and functioning effectively.

(2)	The statutory auditors are qualified to audit the activities and functions performed by directors on behalf of shareholders.

(3)	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.

(4)	Executives’ compensation is well balanced with long-term investment return reflecting improved shareholders’ value and appropriate management incentives.

(5)	The corporate governance system is in place to ensure sufficient internal control in terms of compliance and internal auditing.

Accountability through Disclosure

3.
We will request companies to maintain their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will demand full disclosure and explanation as well as corrective measurements taken with respect to any illegal or antisocial activity if any.

Dialogue with Companies

4.	NOMURA ASSET MANAGEMENT, as an investment manager, will step up its dialogue with companies regarding their corporate governance efforts.

Exercise of the Voting Rights

5.
NOMURA ASSET MANAGEMENT will vote proxies on behalf of its clients in a manner consistent with the corporate governance principles stated above and seek that companies manage their business operations with due consideration for shareholders’ long-term interests.

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Organizational Structure and Decision-Making Process regarding the Exercise of Proxy Voting Rights

The Proxy Voting Committee
May 2005

I.           Organizational Structure regarding the Exercise of Proxy Voting Rights

The Proxy Voting Committee at NOMURA ASSET MANAGEMENT is primarily responsible for final determinations on the exercise of proxy voting rights. The day-to-day operational activities relating to the exercise of proxy voting rights are performed at the departments designated within NOMURA ASSET MANAGEMENT.

The exercise of proxy voting rights with respect to the equity securities held by the discretionary investment accounts managed by NOMURA ASSET MANAGEMENT’s overseas affiliates shall be instructed through such affiliates.

(1)	Proxy Voting Committee

The Proxy Voting Committee is composed of members selected by its chairman, who is appointed by the board of directors at NOMURA ASSET MANAGEMENT’s headquarters. The Proxy Voting Committee makes the final determinations on the exercise of proxy voting rights.

The Proxy Voting Committee shall review the agenda items for voting in accordance with the “Proxy Voting Guidelines” and decide to vote for or against, or abstain from voting on, each item.

A meeting of the Proxy Voting Committee may be held whenever necessary.

The Corporate Research Department at NOMURA ASSET MANAGEMENT’s headquarters serves as its office. The process and results of the review of each agenda item shall be reported to the Management Committee or the Board of Directors of NOMURA ASSET MANAGEMENT’s headquarters, as the case may be.

(2)	Fund Operation Department

The Fund Operation Department has the primary responsibility for handling proxy voting instructions with respect to equity securities held by the discretionary investment accounts and Japanese investment trusts managed by NOMURA ASSET MANAGEMENT’s headquarters. The Department also provides necessary support to NOMURA ASSET MANAGEMENT’s overseas affiliates in their handling of proxy voting instructions.

The Fund Operation Department shall forward all notices of shareholders meetings with respect to Japanese equities received from the trust banks to the Corporate Research Department of NOMURA ASSET MANAGEMENT’s headquarters. The agenda items in these notices shall be reviewed by the Corporate Research Department or the Proxy Voting Committee, and the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with their determinations. The agenda items, for which determinations have not yet been made, shall be monitored by the Fund Operation Department until the return date for the proxy voting. Records regarding proxy voting instructions and notices of shareholders meetings shall be maintained for six years.

The Fund Operation Department shall forward the notices of shareholders meetings with respect to non-Japanese equities received from the trust banks to the Corporate Research Department. This, however, is not the case when the proxy materials are made available through information sources. The Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Corporate Research Department based on the reviews and recommendations of the overseas affiliates. When necessary, the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Proxy Voting Committee.  Records regarding proxy voting instructions shall be maintained for six years.

(3)	Operation Departments at Overseas Affiliates

The operation department of each overseas affiliate (“Overseas   Operation Department”) handles proxy voting instructions in accordance   with the discretionary investment agreements entered into with its   clients in its territory.

The Overseas Operation Department shall also provide necessary support to NOMURA ASSET MANAGEMENT’s headquarters or other overseas affiliates in handling proxy voting instructions.

The Overseas Operation Department, after receiving notices of shareholder meetings and other proxy materials from the custodian, shall forward such notices and materials, when necessary, to the department in charge at NOMURA ASSET MANAGEMENT’s headquarters or other relevant overseas affiliates. This, however, is not the case when notices of shareholders meetings and other proxy materials are made available to NOMURA ASSET MANAGEMENT’s headquarters or other overseas affiliates through information sources. After having the agenda items reviewed by NOMURA ASSET MANAGEMENT’s headquarters or other relevant overseas affiliates, the Overseas Operation Department shall instruct the custodian to exercise the proxy voting rights.

Records regarding proxy voting instructions shall be maintained for six years.

(4)	Corporate Research Department

The Corporate Research Department, as an office of the Proxy Voting Committee, plays an important role in reviewing the agenda items for voting.

For Japanese Equity Issuers, the Corporate Research Department shall evaluate the agenda items forwarded from the Fund Operation Department, and refer a specific agenda item to the Proxy Voting Committee for deliberation, if necessary. The Corporate Research Department shall communicate the determinations made at the meeting of the Proxy Voting Committee to the Fund Operation Department by the return date for voting, and shall keep the minutes of the Proxy Voting Committee meeting. The Corporate Research Department shall maintain written records regarding such proxy voting determinations for six years.

The Corporate Research Department also provides information on the exercise of proxy voting rights with respect to Japanese issuers whose equity securities are held in the accounts managed by NOMURA ASSET MANAGEMENT’s overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trusts and discretionary investment accounts managed by NOMURA ASSET MANAGEMENT’s headquarters, the Corporate Research Department shall handle the determinations to vote for or against the agenda items. Further, the Corporate Research Department shall forward the proxy materials received from the Fund Operation Department or made available through information sources to the relevant overseas affiliate that is engaged primarily in researching the issuer in question.

However, this is not the case when proxy materials are made available through information sources at the overseas affiliates. For the investment trusts or accounts where investment management is delegated to third party investment advisers, the Corporate Research Department may consult with such investment advisers when necessary. The person in charge of the exercise of proxy voting rights at the Corporate Research Department makes a determination whether to vote “for” or “against” based on the recommendations of overseas affiliates or the investment advisers. The Corporate Research Department may refer a specific agenda item to the Proxy Voting Committee for further deliberation if necessary.

The Corporate Research Department shall maintain, for six years, written records regarding notices of shareholders meetings and proxy voting determinations with respect to all agenda items evaluated for voting.

(5)	Investment Department at Overseas Affiliate

The investment department of each overseas affiliate (“Overseas Investment Department”) shall provide to the Corporate Research Department with its recommendations to vote for or against on the agenda items regarding non-Japanese issuers of equity securities in its region, which it has received from NOMURA ASSET MANAGEMENT’s headquarters.

NOMURA ASSET MANAGEMENT U.K. Limited is responsible for recommendations on proxy voting with respect to the European issuers, NOMURA ASSET MANAGEMENT U.S.A. Inc. is responsible for recommendations on proxy voting with respect to the North and South American issuers, and

NOMURA ASSET MANAGEMENT Singapore Limited is responsible for Asian equity proxy voting recommendations with respect to the Asian issuers.  The three Overseas Investment Departments scrutinize and evaluate agenda items from the viewpoint of their fiduciary duties, by utilizing third-party proxy voting service providers (e.g., Institutional Shareholder Services (ISS)). The record of grounds for determinations and notices of shareholders meeting or proxy materials evaluated for voting shall be maintained for six years.

The Overseas Investment Department shall also provide its recommendations on proxy voting regarding non-Japanese issuers of equity securities to other overseas affiliates that manage the discretionary accounts which invest in such securities. The Overseas Operation Department of the overseas affiliate managing such accounts sends proxy voting instructions to the custodian based on the recommendations by the Overseas Investment Department of the relevant overseas affiliate that is responsible for such recommendations. The relevant overseas affiliate shall be responsible for final determinations on proxy voting in accordance with the process described above.

II.           Proxy Voting Process for Japanese Equities

NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for Japanese equities:

1.	The Fund Operation Department records all of the notices of shareholders meetings received with respect to the issues held, and forwards the notices to the Corporate Research Department.

2.
The Corporate Research Department individually evaluates all of the notices of shareholders meetings in accordance with the proxy voting guidelines set forth in the Proxy Voting Policy. If no issue is found, the Corporate Research Department shall tell the Fund Operation Department to instruct the trust banks to vote for the agenda items. If any issue is found, the Corporate Research Department shall refer the agenda items in question to the Proxy Voting Committee.

3.	The Proxy Voting Committee shall evaluate the agenda items referred from the

Corporate Research Department based on the Proxy Voting Guidelines, and determine whether to vote for or against, or abstain from voting. The Proxy Voting Committee shall communicate its determinations to the Fund Operation Department.

4.	The agenda items reviewed by the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT’s Management Committee or Board of Directors.

5.
For Japanese issuers whose equity securities are held in overseas affiliates’ discretionary investment accounts, the Overseas Operation Departments shall obtain the information on the exercise of the proxy voting right, and forward to the Corporate Research Department if necessary. The Corporate Research Department shall provide the information necessary for the exercise of proxy voting rights to Overseas Operation Departments.

III.           Proxy Voting Process for Non-Japanese Equities

NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for non-Japanese equities:

1.
NOMURA ASSET MANAGEMENT shall instruct to vote for or against, or abstain from voting, in principle, with respect to all issues held in the discretionary accounts we manage, upon the consent of the clients and taking into consideration the stable cash-flows of such accounts, where the investment management agreements with the clients authorize us to do so.

2.
NOMURA ASSET MANAGEMENT shall instruct, in principle, exercise of the proxy voting rights with respect to the issues held in Japanese investment trusts. However, we may not instruct exercise of the proxy voting rights in the country or market, taking into consideration the frequent cash-flows of such trusts, where such exercise of the proxy voting rights would impose any restriction on disposition of such issues during the proxy voting period. Also, NOMURA ASSET MANAGEMENT, in instructing proxy voting, shall consider costs and benefits associated therewith. For that purpose, the Proxy Voting Committee shall set the screening criteria and determine the “Watch List” for non-Japanese equities, and exercise the voting rights, in principle, only for companies on the “Watch

List”.

3.
The Fund Operation Department shall forward proxy materials received from the trust banks to the Corporate Research Department. This, however, is not the case where proxy materials are made available through information sources. Where the custodian has not sent proxy materials, but the exercise of proxy voting rights is possible, the Corporate Research Department may seek information through informational sources.

4.
The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates or investment advisers which are researching the issuer in question and seek their recommendations on the agenda items. When the proxy materials are available at overseas affiliates or investment advisers through information sources, it may seek recommendations without forwarding the proxy materials.

5.
Each overseas affiliate or investment adviser shall review and examine the proxy materials from the viewpoint of their fiduciary duties, and provide recommendations to the Corporate Research Department.

6.
The Corporate Research Department, based on recommendations received from the overseas affiliates or investment advisers, shall instruct the exercise of the proxy voting rights through the Fund Operation Department. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its deliberation. The Proxy Voting Committee shall closely review the agenda items in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda items referred to are not in the shareholders’ interests, it shall determine either to vote against or to abstain from voting on such agenda items, and instruct exercise of the proxy voting rights accordingly through the Fund Operation Department.

7.	The conclusions reached at the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT’s Management Committee or Board of Directors.

8.	For non-Japanese issuers whose equity securities are held in overseas affiliates’ discretionary investment accounts, the Overseas Operation

Department of an overseas affiliate shall obtain the proxy materials of the issuers of non-Japanese equities held in their discretionary account and instruct the custodian based on the recommendations made by the other relevant overseas affiliate. Final determinations at the overseas affiliate will be made in the same process as mentioned above.

IV.           The Screening Criteria for The Exercise of Proxy Voting Rights

In order to facilitate the proxy voting process with respect to Non-Japanese issues held in the Japanese investment trust, NOMURA ASSET MANAGEMENT shall set forth the screening criteria and, based on such criteria, prepare the “Non-Japanese Companies Watch List.”

Non-Japanese Companies Watch List

A non-Japanese company shall be placed on the Watch List if:

(1)
The company, which meets the following quantitative screening criteria due to its noticeably poor business performance and investment return, shall be listed on the Watch List taking into consideration the impact NOMURA ASSET MANAGEMENT’s exercise of proxy voting rights would have on their management.

(1)
Investment return has been below the sector index return (i.e., an index based upon the MSCI’s 10 sectors) by 40 percent for the past three consecutive years (on an EPS basis). If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

(2)
Investment return has been below the sector return index (i.e., an index based upon the MSCI’s 10 sectors) by more than 70 percent for the past three consecutive years. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

(3)	NOMURA ASSET MANAGEMENT holds more than one percent of all the outstanding shares of a certain issuer.

(2)
The Corporate Research Department shall send the Watch List that has been prepared by the aforementioned quantitative screening to the overseas affiliates and other relevant departments. Each overseas affiliate shall review the companies on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. On the other hand, if a company’s performance appears inadequate in the light of the Proxy Voting Guidelines and it is not yet included in the list, then the company shall be added to the Watch List.

(3)
General Managers of the Corporate Research Department are responsible for making the final determinations regarding the addition or deletion of certain companies to and from the Watch List, and approve the Watch List for non-Japanese companies. The Corporate Research Department shall maintain all records regarding such determinations

(4)	The Watch List generally shall be up-dated on a semi-annual basis.

Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of February 28, 2007, Takeshi Ebihara is the Registrant's portfolio manager (the "Portfolio Manager") and has served as such since April 2004. The Portfolio Manager is a CMA (Chartered Member of the Security Analysts Association of Japan) and Senior Portfolio Manager of the investment adviser of the Registrant. The Portfolio Manager has been with the investment adviser of the Registrant since 1997 as a portfolio manager and analyst. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

     (2) As of February 29, 2008, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant, for 10 other accounts (with total assets of 31.0 billion yen as of March 31, 2008). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of  investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

     (3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the RN Small Cap Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

     (4) As of February 29, 2008, the Portfolio Manger did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

Exhibit (a) 1 -	Code of Ethics.
Exhibit (a) 2 -	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
Exhibit (a) 3 -	Not applicable.
Exhibit (b) -	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Shigeru Shinohara
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Shigeru Shinohara, President
(Principal Executive Officer)

Date:      May 9, 2008
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
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Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:      May 9, 2008
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